EXHIBIT 99.1

MILLER ENERGY TO EXPAND MANAGEMENT TEAM

KNOXVILLE, Tenn. (September 19, 2011) – Miller Energy Resources (NYSE: MILL) announced today that it has launched a national search to expand its management team as part of the Company’s strategy to manage its continued growth.

Scott M. Boruff, Miller’s CEO stated, “We are excited about the potential of expanding our oil and gas operations with the pending delivery and installation of Rig 35 on the Osprey platform and the completion of modifications to Rig 34 for onshore gas drilling in Alaska. As part of our strategic plans to manage our continued growth, we are strengthening our financial and legal teams with additional managers that have significant experience and are tasking certain existing managers with new responsibilities.

“Dave Voyticky, Miller’s President, will take on the additional responsibilities as acting CFO while we launch a national search for a CFO with significant experience. We are further expanding our financial staff with a senior manager for Miller's financial reporting and regulatory compliance function. In addition, we plan to expand our legal department by hiring personnel with substantial SEC compliance and corporate finance experience. We believe the changes to our existing team’s responsibilities along with the new staff will be important steps in managing our continued growth and our compliance with all SEC and NYSE requirements.”

About Miller Energy Resources

Miller Energy Resources is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale. Miller is headquartered in Huntsville, Tennessee with offices in Anchorage, Alaska and Knoxville, Tennessee.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources may contain certain forward-looking statements within the meaning of Section 27A of the Securities and Exchange Act and the Private Securities Litigation Reform Act of 1995 that represent the Corporation’s expectations and beliefs concerning future events. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources' reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K for the fiscal year ended April 30, 2011. Miller Energy Resources' actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission.  All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Miller Energy assumes no obligation to update forward-looking statements should circumstances or management's estimates or opinions change, unless otherwise required under securities law.

For more information, please contact the following:

Robert L. Gaylor, SVP Investor Relations

Miller Energy Resources

3651 Baker Highway

P.O. Box 130

Huntsville, Tennessee 37756

Phone: (865) 223-6575; Fax: (865) 691-8209

bobby@millerenergyresources.com

Web Site: http://www.millerenergyresources.com